                                                                    EXHIBIT 99.1

THE COLONIAL BANCGROUP, INC.

                                                              COLONIAL BANCGROUP


                        SANDLER O'NEILL & PARTNERS, L.P.

                   THIRD ANNUAL FINANCIAL SERVICES CONFERENCE

                               DECEMBER 7-8, 2000

                                    WHY US?

                               COLONIAL BANCGROUP

FORWARD-LOOKING STATEMENTS

                                                              COLONIAL BANCGROUP


This Presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities; (i) an inability of the company to realize elements of its strategic plans for 2000 and 2001, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets. (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) and changes which may occur in the regulatory environment, and (v) changes in interest Rates by the Board of Governors of the Federal Reserve Bank or Rate changes driven by market conditions in the financial services industry. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements.

WHO WE ARE:

                                                              COLONIAL BANCGROUP


    -    One Bank holding company with $11.5 billion in assets.

    -    Located in 6 states with concentration in Alabama, Georgia, & Florida

Assets by State - September 2000

Alabama                          $4,171
Florida                          $3,397
Georgia                          $1,081
Nevada                           $  280
Texas                            $  249
Tennessee                        $  122
Corporate Assets                 $2,175

                                                              COLONIAL BANCGROUP


ASSET GROWTH BY STATE

                    1995           1996           1997           1998           1999           2000
                   -----          -----          -----          -----          -----          -----
Alabama            2,680          3,068          3,396          3,734          4,031          4,171

Florida               --            291          1,619          2,602          2,920          3,397

Georgia              220            398            484            726            894          1,081

Tennessee             91             98            100            101            105            122

Nevada                --             --             --            278            284            280

Texas                 --             --             --            287            206            249

Wholesale            750          1,015          1,253          2,727          2,413          2,175

CONSOLIDATED 3Q00 SUMMARY

                                                              COLONIAL BANCGROUP


                                      September 30,    December 31,    September 30,       % Change from
(Dollars in thousands)                    2000             1999             1999         Dec-99(*)  Sep-99
-----------------------               -------------    ------------    -------------     -----------------
STATEMENT OF CONDITION:
Total assets                          $11,475,528      $10,854,099      $10,620,924         8%       8%
Less mortgage banking assets              102,635          338,413          485,070       -92%     -78%
                                      -----------      -----------      -----------
Total assets, excluding mortgage
 banking assets                       $11,372,893      $10,515,686      $10,135,854        11%      12%

Loans, net of unearned income           9,107,393        8,228,149        7,856,226        14%      16%
Mortgage servicing rights                      --          238,405          270,428      -100%    -100%
Deposits                                8,043,850        7,967,978        7,601,210         1%       6%

(*) Annualized

- Asset growth related to banking business has increased 12% since the third quarter of 1999.

- We have completed our plans to exit the mortgage servicing and wholesale origination business.

-        The effects of this decision are:

         -        Elimination of risk associated with mortgage servicing rights.

         - Reduction in earnings volatility from significant variances production volumes.

         - Reallocation of approximately $40 million of capital for more profitable purposes. This capital has been used to fund strong loan growth and a stock repurchase.

                                                              COLONIAL BANCGROUP


                                                  Three months ended September 30,
                                              --------------------------------------
(Dollars in thousands, except                                             % Change
per share amounts)                              2000           1999     1999 to 2000
                                              -------        -------    ------------
EARNINGS SUMMARY:
Continuing Operations:
  Net interest income (taxable equiv.)        $97,034        $95,699        1%
  Noninterest income(1)                        20,649         16,548       25%
  Noninterest expense                          62,976         60,755        4%
Operating Income                               28,561         27,576        4%

  Earnings per share -Diluted                 $  0.26        $  0.24        8%

(1) Continuing operations exclude the results of the mortgage banking business which had an after tax loss of $2,927,000 in 1999 compared to zero in 2000.

(2) Excludes gains on sale of certain branches and other one time miscellaneous income items in 1999.

                                                              COLONIAL BANCGROUP


                                                   Three Months ended September 30,
                                                   --------------------------------
                                                        2000              1999
                                                       ------            ------
Selected Ratios:
Operating income to:
       Average assets                                   0.99%             1.03%
       Average shareholders' equity                    15.92%            16.11%
Net interest margin                                     3.65%             3.98%

Noninterest income to average assets*                   0.72%             0.62%

Noninterest expense to average assets                   2.20%             2.28%

* Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.

                                                              COLONIAL BANCGROUP


                    EFFICIENCY RATIO - CONTINUING OPERATIONS
                    ----------------------------------------

                                1997          58.90
                                1998          66.65
                                1999(1)       53.52
                  3rd Quarter - 2000          53.51
                            2000 YTD          53.14

Note: Excludes acquisition and restructuring cost, Y2K expenses and ORE gains.

(1) Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.

WHY US?

                                                              COLONIAL BANCGROUP


         -        We have one of the strongest loan portfolios in the business.

                                                           COLONIAL BANCGROUP





                  LOAN PORTFOLIO          %
                  --------------         --
                  Commercial             13

                  Consumer                3

                  Real Estate

                      Commercial         33

                      Construction       19

                      Residential        28

                  Other                   4

                                                              COLONIAL BANCGROUP

Portfolio Breakdown as of 10/15/00


                             Commercial Real Estate
                          and Commercial Construction    %
                          ---------------------------  -----
                          Retail                        14

                          Office                        12

                          Multi-family                   9

                          Development                    9

                          Lodging                        9

                          Health Care                    6

                          Other                         41

Note: Approximately 25% of Commercial Real Estate Portfolio is owner occupied.

Note: No other property type represents more than 6% of the total Portfolio.

Our lending policies and underwriting, approval and monitoring processes are conservative and comprehensive.

- Discourage higher risk types of lending (syndicated lending, indirect, credit cards & unsecured).

- Stringent underwriting guidelines (up-front equity, low loan-to-values and personal guarantees).

- Loan committee approval process, no large individual lending authorities. No officer at the bank has more than $100,000 unsecured personal lending authority.

-        Independent loan review process.

                                                              COLONIAL BANCGROUP


RESERVE POSITION -
SEPTEMBER 30, 2000                   %
------------------                 ----
Reserves                           1.14
Nonperforming                       .56
Provision                           .39
Net Charge-offs YTD                 .21

- Colonial's loan loss reserve exceeds the net charge-off ratio by 5.6 times, while other Southeastern Peers(1) reserve exceeds their charge-off ratio by 4.9 times.

- With 28% of loans collateralized by residential real estate and historical charge-offs at very low levels, the reserve position is strong.

- $104 million reserve is 1.42 times the cumulative net charge-offs since 1995.

- Loan provision has exceeded net charge-offs every year.


(1) SOUTHTRUST, COMPASS, REGIONS, BB&T, UNION PLANTERS, FIRST TENNESSEE, SUNTRUST, AMSOUTH, AND CENTURA.

                                                              COLONIAL BANCGROUP


Nonperforming Assets/Loans and OREO

                           1990     1991     1992     1993    1994     1995     1996     1997     1998    1999     3RD QTR 2000
                           ----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ------------
Nonperforming Assets       1.49     1.07     1.34     1.31     .90      .78      .84      .71      .60     .55          .56

OREO                        .30      .46      .68      .84     .39      .31      .24      .24      .12     .11          .07

NOTE: AS ORIGINALLY REPORTED PRIOR TO RESTATEMENTS FOR MERGERS ACCOUNTED FOR AS POOLINGS OF INTERESTS.

-  Management targets a 0.50% nonperforming asset ratio.

-  Loan review process involves local directors in loan decisions.

- Independent loan review staff rates loans and assists banks in providing early identification of problem credits.

- Economic conditions and real estate market activities in key geographic markets are very strong.

NET CHARGE-OFFS/AVERAGE LOANS
                                                              COLONIAL BANCGROUP

                                             1991     1992     1993     1994    1995     1996     1997     1998     1999    YTD2000
                                             ----     ----     ----     ----    ----     ----     ----     ----     ----    -------
Colonial BancGroup                            .51      .47      .33      .09     .13      .18      .23      .26      .21      .21

All FDIC insured commercial banks(1)         1.59     1.27      .85      .50     .49      .58      .63      .66      .58      .58

Southern Regionals(1)                         .96      .78      .33      .17     .22      .29      .30      .30      .29      .30

NOTE: AS ORIGINALLY REPORTED PRIOR TO RESTATEMENTS FOR MERGERS ACCOUNTED FOR AS POOLINGS OF INTERESTS.

(1) Provided by Keefe, Bruyette, & Woods.

-  Management targets a net charge-off ratio below 0.20%.

- Local lending authority and approval process along with high percentage of real estate loans have resulted in very low net charge-offs.

-  Recoveries averaged 30% of gross charge-offs from 1992 to 3Q00.

WHY US?
                                                              COLONIAL BANCGROUP


-  We have one of the strongest loan portfolios in the business.

-  WE ARE IN SOME OF THE HIGHEST GROWTH MARKETS IN THE UNITED STATES.

[COLONIAL BANK LOGO]


                                     [MAP]

-  We are in some of the highest growth markets in the United States.

-  Disciplined and opportunities acquisitions:

   -  High growth areas of FL, GA, NV, & TX

   -  Created geographic diversification

LOAN GROWTH BY REGION
                                                              COLONIAL BANCGROUP


                                                         ANNUALIZED
                 REGION                                 GROWTH RATE
              -----------------------------------------------------
              SOUTHWEST FL (Naples/Ft. Myers)               42%
              TEXAS (Dallas)                                38%
              GEORGIA (Atlanta/Macon/Columbus)              31%
              SOUTH FL (Miami/Palm Beach)                   25%
              CENTRAL FL (Greater Orlando)                  20%
              GULF COAST (Mobile)                           13%
              NEVADA (Las Vegas/Reno)                       12%
              BAY AREA (Tampa/St. Petersburg)                5%
              NORTHERN REGION (Huntsville)                   5%
              CENTRAL AL (Birmingham)                        5%
              MONTGOMERY                                     4%
              SEATTLE LPO*                                 -79%

NOTE: ANNUALIZED LOAN GROWTH FROM DECEMBER 31, 1999 TO SEPTEMBER 30, 2000, EXCLUDES APPROXIMATELY $61.7 MILLION IN MORTGAGE LOANS SOLD FROM BANK REGIONS.

* SEATTLE LOAN PRODUCTION OFFICE WAS CLOSED 09/30/00

LOAN GROWTH BY STATE
                                                              COLONIAL BANCGROUP


         LOAN PORTFOLIO BY STATE %           CONTRIBUTION OF LOAN GROWTH %
         -------------------------           -----------------------------
Alabama           46                                    20

Georgia           12                                    22

Florida           36                                    53

Other              6                                     5

NOTE: LOAN BALANCE AT SEPTEMBER 30, 2000. LOAN GROWTH FROM DECEMBER 31, 1999 TO SEPTEMBER 30, 2000, EXCLUDES APPROXIMATELY $61.7 MILLION IN MORTGAGE LOANS SOLD FROM BANK REGIONS.

- Consolidated annualized loan growth since December 31, 1999 through September 30, 2000 was 16%, excluding approximately $110 million mortgage loans sold.

RETAIL DEPOSIT CONCENTRATION
                                                              COLONIAL BANCGROUP



                  SEPTEMBER 30, 2000                  DECEMBER 31, 1996
                  ------------------                  -----------------
Alabama                   43                                 80

Georgia                    9                                  9

Florida                   40                                  8

Other                      8                                  3

NOTE: AS ORIGINALLY REPORTED PRIOR TO RESTATEMENTS FOR MERGERS ACCOUNTED FOR AS POOLINGS OF INTERESTS.

- The regional banks have additional growth opportunities through the development of customer relationships by cross-selling a variety of bank products and services. Strong regional bank management supported by BancGroup's asset/liability and products and services management teams provide the Company with resources to remain competitive in its deposit markets.

- The acquisition strategy has enhanced the funding structure and provides diversification. At September 30, 2000 our cost of deposits by State are as follows:



          STATE             RATE
         -------------------------
         Florida            5.40%
         Alabama            5.48%
         Georgia             6.0%
         Other              5.61%

RETAIL DEPOSIT GROWTH
                                                              COLONIAL BANCGROUP


                         RETAIL DEPOSIT GROWTH



                  CONTRIBUTION OF DEPOSIT GROWTH
                  ------------------------------
Alabama                         33

Georgia                          4

Florida                         67

Other                           -4

NOTE: DEPOSIT BALANCE AT SEPTEMBER 30, 2000. DEPOSIT GROWTH FROM DECEMBER 31, 1999 TO SEPTEMBER 30, 2000.

- Annualized retail deposit growth since December 31, 1999 until September 30, 2000 was 10%.

AVERAGE DEPOSIT GROWTH BY REGION
                                                              COLONIAL BANCGROUP


                                                               ANNUALIZED
              REGION                                          GROWTH RATE
              -----------------------------------------------------------
              SOUTH FL (Miami/Palm Beach)                         35%
              SOUTHWEST FL (Naples/Ft. Myers)                     13%
              BAY AREA (Tampa/St. Petersburg)                     13%
              GULF COAST (Mobile)                                  9%
              CENTRAL FL (Greater Orlando)                         8%
              CENTRAL AL (Birmingham)                              8%
              ALL OTHER REGIONS                                    4%
              TOTAL BANK REGIONS                                  10%

NOTE:  ANNUALIZED DEPOSIT GROWTH FROM DECEMBER 31, 1999 TO SEPTEMBER 30, 2000.

NOTE:  ALL OTHER AREAS GREW LESS THAN 8%.

-  Deposit growth remains a primary strategic initiative of BancGroup.

WHY US?
                                                              COLONIAL BANCGROUP


-  We have one of the strongest loan portfolios in the business.

-  We are in some of the highest growth markets in the United States.

-  WE ARE PROVIDING MORE SERVICES TO CUSTOMERS WITH GREAT RESULTS.

NONINTEREST INCOME - CONTINUING OPERATIONS

                                                              COLONIAL BANCGROUP


                  Noninterest Income - Continuing Operations (in Millions)
                  --------------------------------------------------------
                  1998                        $60.055

                  1999(1)                     $64.703

                  2000 YTD Annualized         $74.400

(1) Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.

- Colonial is enhancing broad based revenue generating capabilities in Wealth Management, International Banking, Electronic Banking and Cash Management. Expansion of these services to the customer base of acquired community banks offers the opportunity for greater revenue growth.

NONINTEREST INCOME - CONTINUING OPERATIONS

                                                              COLONIAL BANCGROUP


                                                             Projected          Projected
  (Dollars in thousands)               1998         1999        2000             %Growth
-----------------------------------------------------------------------------------------
Wealth Management                    $ 3,539      $ 5,498      $ 9,000              64%

International Banking                $   391      $ 1,353      $ 2,000              48%

Electronic Banking                   $ 3,873      $ 4,582      $ 6,000              31%

Cash Management                      $   908      $ 1,501      $ 2,400              60%

Credit/Merchant Card Service         $ 2,045      $ 2,729      $ 3,000              10%

Other Bank Service Chrgs & Fees      $37,302      $36,621      $36,000              -2%

Other Misc Income(*)                 $11,997      $12,419      $16,000              29%
--------------------------------------------------------------------------------------
TOTAL                                $60,055      $64,703      $74,400              15%
======================================================================================

(*) Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.
Note: 3rd Quarter annualized would be $76,771, 19% growth over 1999.

NONINTEREST INCOME - WEALTH MANAGEMENT

                                                              COLONIAL BANCGROUP


                  Noninterest Income - Wealth Management (in Millions)
                  ----------------------------------------------------
                  1998                        $3.5

                  1999                        $5.5

                  3rd Qtr Annualized          $9.0

- Since 1997 wealth management's revenues have grown on an average of 52% per year. Revenues for 3Q00, annualized, reflect an increase of approximately 64%.

- Licensing our own broker/dealer in 1Q 2001.

NONINTEREST INCOME - INTERNATIONAL BANKING

                                                              COLONIAL BANCGROUP


                  Noninterest Income - International Banking (in Millions)
                  --------------------------------------------------------
                  1998                        $ .4

                  1999                        $1.4

                  2000 YTD Annualized         $2.0

- Revenue represents letter of credit fees, trade finance fees, bankers acceptance fees. All fees are related to trade finance.

- These international relationships are also sources of deposits and private banking services.

NONINTEREST INCOME - ELECTRONIC BANKING

                                                              COLONIAL BANCGROUP


                  Noninterest Income - Electronic Banking (in Millions)
                  -----------------------------------------------------
                  1998                        $3.9

                  1999                        $4.6

                  2000 YTD Annualized         $6.0

- Revenue sources include checkcard fees, ATM surcharges and internet banking fees.

NONINTEREST INCOME - CASH MANAGEMENT

                                                              COLONIAL BANCGROUP


                  Noninterest Income - Cash Management (in Millions)
                  --------------------------------------------------
                  1998                        $ .9

                  1999                        $1.5

                  2000 YTD Annualized         $2.4

- Fees from cash management services include: wholesale and retail lockbox, sweep accounts, Business Banker Plus (online bank account reporting service) ACH (automated clearing house services), and controlled disbursement.

- Top of the line products

- Department staffed with experts

- Just beginning to offer products throughout all regions

- Staffing up and hiring a sales force in the bank regions

                                                              COLONIAL BANCGROUP


                Noninterest Income - Credit/Merchant Card Services (in Millions)
                ---------------------------------------------------------------
                  1998                        $2.0

                  1999                        $2.7

                  2000 YTD Annualized         $3.0

- Fees derived from agent relationships, Bancgroup does not hold balances.

- Jump started merchant sales.

- Sales rep in every region.

- Customized processing to meet customer needs.

- Merchant card services is also a source of retail deposits.

WHY US?

         -  We have one of the strongest loan portfolios in the business.

         -  We are in some of the highest growth markets in the United States.

         -  We are providing more services to customers with great results.

         -  WE HAVE THE BEST PEOPLE.

WE HAVE THE BEST PEOPLE

                                                              COLONIAL BANCGROUP


- Experienced management teams in all geographic markets. We give them the tools to compete.

- 8% insider ownership closely aligns the interests of the shareholders and management.

- Have consolidated operations to allow for sales efforts to be focused on the customer.

STRATEGIES FOR THE FUTURE

                                                              COLONIAL BANCGROUP


- Corporate objectives

         - Maintain double digit earnings growth with above average asset quality

         - ROE of 17.5%

         - Increase ROA to 1.45%

         - Consistently increase dividends

STRATEGIES FOR THE FUTURE

                                                              COLONIAL BANCGROUP


- Acquisitions

         - Met goal of establishing a strong banking presence

         - Currently very selective to fill in markets at economically attractive prices

PLANS FOR NONINTEREST INCOME GROWTH

                                                              COLONIAL BANCGROUP


- Continue to increase the penetration of our customer base and our markets with fee income products:

  - Wealth Management Services

  - International banking

  - Electronic banking

  - Cash Management

  - Credit/Merchant Card Services